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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
Of the Securities Exchange Act of 1934 (Amendment No. 2)

Check the appropriate box:

X Preliminary Information Statement
  Confidential, for Use of the Commission Only (as permitted by Rule
   14c-5(d)(2)
  Definitive Information Statement


                       INDUSTRIAL ECOSYSTEMS, INC.
              (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

X No fee required
  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

  Fee paid previously with preliminary materials.
  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount previously paid:

(2)Form, Schedule or Registration Statement No.:

(3)Filing Party:

(4)Date Filed:


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                   PRELIMINARY INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

This is the preliminary copy of the information statement. The corporation intends to deliver the definitive information statement to security holders of record on the 11th day of July, 2002.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS: APPROVED OR DISAPPROVED OF THE TRANSACTION; PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION; OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SUMMARY TERM SHEET

* Industrial Ecosystems, Inc. (alternatively referred to herein as "IECS" or "Company") is amending its Articles of Incorporation to conduct a reverse stock split. All of the directors and a majority of Company's shareholders consented to the proposed reverse stock split. See below Section titled "Voting Securities and Vote Required."

* The Board of Director's have determined that a 1 for 40,000-share reverse stock split is in Company's best interest. The split will take place on or around the 1st day of July, 2002. See below Section I, Part (e).

* Following the reverse stock split, Shareholders with less than 40,000 shares will no longer have an interest in Company nor participate in Company's future growth or decline. See below Section titled "Exchange of Securities."

* Fractions are being purchased for $0.0175 per share.

* Shareholders reduced to a fractional share interest (less than one whole share) following the reverse stock split ("Interest Holders") shall receive cash for their fractional share interest. See below Section I, Part (f), subpart (ii).

* The respective ownership interest of the officers and directors that will continue to hold Company's shares after the reverse stock split is as follows:

Name                     Shares        Percent Ownership
----                   ------------    -----------------
John Kiely                  2              0.12%
John Crowe                686             42.81%
Magaly Bianchini           17              1.14%

See below Section titled "Voting Securities and Vote Required."

* The main purpose of the reverse stock split is to terminate Company's Securities and Exchange Commission ("SEC") registration and reporting requirements in conformity with Section 12(g)(4) of the Securities and Exchange Act of 1934 (the "1934 Act"). See below Section I.

* The reverse stock split reduces the authorized common shares for the Company from 100,000,000 to 2,500 shares and reduces the Company's outstanding common shares from 73,208,947 to approximately 1,600 shares. See below Section titled "Exchange of Securities."

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* There are no appraisal rights under Utah law associated with this transaction.

* Company and the Filing Affiliates believe this transaction is procedurally and substantively fair to the unaffiliated holders of the subject securities. See below Section II.

* The Filing Affiliates educated Company about the benefits and detriments of going private and recommended the reverse stock split to Company's shareholders.

SPECIAL FACTORS

I. PURPOSES, ALTERNATIVES, REASONS AND EFFECTS

(a)Purposes.
The purpose for Company's reverse stock split is to reduce the number of shareholders from approximately 1,800 to below 300 shareholders. The purpose is to eliminate persons owning a nominal amount of equity in Company.

(b)Use of Securities Acquired.
Company is retiring the shares purchased in the reverse stock split.

(c)Plans.
The individuals filing this Schedule 14C (the "Filing Affiliates") began educating themselves about the processes of going private in consultation with Company's accountants and attorneys approximately 12 months ago. They then attended a public-to-private conference in Chicago, Illinois on Tuesday, October 30, 2001 to further evaluate the advantages and disadvantages of going private. After the conference, they asked counsel for advice on how to go private under the 1934 Act and Utah corporate law. After determining that it was in Company's best interest to go private, they then began to evaluate the cost of purchasing the fractional interests and means of funding those costs. The purpose for Company's reverse stock split is to reduce the number of shareholders from approximately 1,800 to below 300 to terminate Company's registration and reporting requirements pursuant to Section 12(g)(4) of the Securities and Exchange Act of 1934. After the reverse stock split the Company will delist its common stock from any national securities exchange. Further, any automated quotations system operated by a national securities exchange will not authorize the common stock for quotation.

(d) Alternatives.
The Company and the Filing Affiliates did not consider alternative means to accomplish the stated purposes.

(e) Reasons.
(i)General. The reasons for the reverse stock split are to qualify Company under SEC Rule 12g-4(a)(1) and (b) which allow a class of securities held of record by less than 300 persons to terminate registration and reporting requirements. Company feels it is Company's duty in fairness to all shareholders and in exercise of its good business judgment to accomplish this reverse stock split as soon as possible.

Company's average annual fees paid to SEC counsel over the last three (3) years is $66,000. Company's average annual fees paid to auditors over the last three (3) years is $33,000. These costs are required mainly because of company's public status. By terminating the registration and reporting requirements, Company projects, based on historical figures, that it will save an estimated $100,000 of audit, counsel, and professional fees annually.
These savings will increase Company's profitability in 2002.

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Company and the Filing Affiliates determined that a 1:40,000 reverse stock split ratio was in Company's best interest because this ratio maximizes the reduction in Company's bloated ownership structure within the limitations of the available financing. Company submitted proposals for funding for the reverse stock split to four banks, two investment banks and two commercial banks. All four banks rejected Company's request for funds. Company then approached John Crowe for the funding and Mr. Crowe offered to loan Company up to Two Hundred Thousand Dollars ($200,000) to cover the costs of the reverse stock split. The reduced ownership structure benefits Company by terminating the SEC registration and reporting requirements, by reducing Shareholder communication expenses, and by reducing the inefficiencies associated with large Shareholder ownership.

Company and the Filing Affiliates are conducting this transaction at this time as part of its concerted effort to reduce unnecessary expenses and to cut general and administrative costs wherever feasible. Company does not have any firm commitments or contracts for remediation work. Company has no specific time limit, guaranteed dollar amount of work or term for their agreements with BP-Amoco and Company has no guarantee that their revenues will continue.

 (ii)Bloated Ownership. Company's ownership structure is bloated and unwieldy. This is a small, public company by any measure, including gross assets, market value, gross receipts, employees, net income, etc. Its shareholder list is enormous compared to its size. In addition, Company has an inordinate number of very small shareholders.

On Company's best information, out of approximately 1,800 shareholders, there are over 285 shareholders that own fewer than 25 shares (representing less than $0.50 of current market value in Company). Similarly, there are over 800 shareholders (approximately 45% of all Company shareholders) that own fewer than 1,000 shares (representing less than $17.50 of current market value in Company).

Several factors have caused this extreme dilution of share value. Company has experienced persistent losses forcing Company to continually offer shares for operating cash flow and services. Further, Company's ongoing losses and its struggle to continue as a going concern have considerably reduced the market value of Company's shares.

(iii)Advantages and Disadvantages. Continuing as a public company would provide certain benefits, namely a public market for sale and exchange of shares, shareholder liquidity, and readily accessible financial, business and management information about Company

The reason for terminating these benefits is that they are expensive and of limited effect for small, public companies like IECS. Company's market capitalization is so small that it does not attract substantial investment activity. Company's persistent losses and going-concern qualifications make it unattractive to public markets. Clearly Company has no analyst coverage, no institutional ownership and is an orphan among public companies. In summary, the benefits of being a public company do not apply to IECS. This is the reason for terminating its registration and reporting obligations.

(iv)Timing of Transaction. Company and the Filing Affiliates are undertaking the transaction at this time for several reasons. Company and the Filing Affiliates began educating themselves about the processes of going private in consultation with Company's accountants and attorneys approximately 12 months ago. Two officers and members of the board attended a public-to-private conference in Chicago, Illinois on Tuesday, October 30, 2001 to further evaluate the advantages and disadvantages of going private. After the conference, Company and the Filing Affiliates asked counsel for advice on how to go private under the 1934 Act and Utah corporate law. Company and the Filing Affiliates then began to evaluate the cost of purchasing the fractional

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interests and means of funding those costs.  Company and the Filing Affiliates are undertaking the transaction at this time because their research is now complete and they desires to eliminate the burdensome SEC compliance fees at this time. Eliminating the SEC compliance fees reduces Company's cash outflows in non-revenue producing areas and allows Company to reallocate those funds to more beneficial ventures.

In addition, Company's value based on market capitalization has been very stable for over eight months, which is advantageous in determining a fair value purchase price for the fractional shares. Management is also just now attempting to simplify Company's business practices by divesting of unprofitable endeavors, settling several lawsuits that distract Company from its business functions and strengthening Company's management team. Specifically, Company has closed its unprofitable recovered organic food processing division and liquidated the assets. Company intends to settle the lawsuit with Middlemarch Farms, Ltd., referred to in Company's 10QSB filed with EDGAR on June 6, 2002, whereby Middlemarch is claiming a security interest in certain property transferred to Company's joint venture during March 1998. For all of these reasons, Company and the Filing Affiliates are choosing to undertake the reverse stock split at this time so that it can focus its future on its core business practices and do so without burdensome SEC compliance fees.

(f)Effects.

(i)Effect on Company. The effect of the reverse stock split will be to reduce the number of Company's shareholders from approximately 1,800 to approximately
180. Accordingly, 1,600 or so shareholders will be eliminated. As large a number of shareholders as this appears to be, it represents less than 13% of Company's outstanding shares. Company's cost to purchase the approximate 9,300,000 shares eliminated will be approximately $163,000.

(ii)Economic Effect on Shareholders. The economic effect to the departing shareholders will be to provide them cash for their shares. They are actually receiving a slight premium over each of the 30, 60 and 90-day average trailing market values for the stock, which respectively are $0.0114, $0.0123, and $0.0138 per share.

The economic effect to Company is first, the $163,000 cost of repurchasing fractions will reduce Company's paid-in capital. In addition, Company will incur legal and accounting costs of approximately $30,000 to perform the transaction. Company projects it will recover these costs through reduced professional, accounting, filing, and related costs and administrative fees over the next two (2) calendar years. Company will borrow approximately $200,000 of short-term debt from John Crowe to cover the costs of this transaction. The term of the loan is one (1) year at an interest rate of Ten Percent (10%) and is secured by substantially all of Company's assets. Company plans to repay the loan out of its operating capital.

The economic effect to the survivors will be a slight increase in each person's respective ownership percentage of Company. Approximately 13% of Company's shares are being repurchased. Therefore, the ownership interest of each surviving shareholder will be increased by the factor 1.13.

The transaction will affect all of the eliminated shareholders similarly, pro rata to their ownership interest and it will affect all of the surviving shareholders similarly, pro rata to their ownership. Affiliates will be treated the same as unaffiliated shareholders.

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(iii)Federal Tax Consequences.  The federal tax consequence to the shareholders being eliminated is recognition of gain or loss on the sale of their pre-split shares constituting a fraction. If the shareholder's basis exceeds $0.0175 per share, shareholder will be entitled to recognize a capital loss on the transaction. If shareholder's basis is below $0.0175 per share, shareholder will be required to recognize capital gain on the transaction.

The nature of the gain will be short-term for those that have held their shares for less than one year. For those that have held their shares for more than one year the capital gain will be long-term. Shareholders will be allowed to offset other gains/losses incurred during the reporting period with the gains/losses recognized in this transaction.

The surviving shareholders are not required to recognize gain or loss on their shares in this transaction because the transaction qualifies as a re-capitalization under Internal Revenue Code Section 368. The surviving shareholder's basis in his post-split shares will be the same as the basis for his pre-split shares (a carryover basis) and the holding period for the post-split shares will be the same as for the pre-split shares.

Surviving shareholders will be required to recognize gain or loss in the same manner as eliminated shareholders on shares constituting fractions they sell to Company.

Company does not recognize gain or loss on the repurchase of its shares so the transaction has no tax effect on Company.

(iv)Benefits and Detriments to Company. The transaction benefits Company by substantially reducing its shareholder base, by eliminating costly SEC compliance requirements and fees and by reducing future shareholder communication costs. The only detriment of the transaction to Company is the cost of undergoing the transaction, including the cost of purchasing fractional shares. Company projects recovery of these costs in two (2) years through reduced administrative expenses.

Company has determined that the SEC compliance costs are one factor restricting Company from maximizing its resources and achieving profitability. Company has experienced ongoing losses and has had a going concern qualification from its auditors for the last three (3) years. To maximize its resources and become profitable Company needs to increase its revenue and eliminate all unnecessary costs and expenses, the first of which is SEC related filing costs and expenses.

(v)Benefits and Detriments to Shareholders. Company considers this transaction beneficial to both the departing and the surviving shareholders. The departing shareholders are receiving cash for their shares in a manner that will not drive down the value of the shares. If 13% of Company's shares were offered for sale in the open market, the price for Company shares would likely decline considerably. Through this reverse stock split all departing shareholders are paid cash for their shares without decline in share price. The Selling shareholders are receiving $0.0175 for their shares, which have a current market value of $0.012. This is a 62.9% premium over the current market value for their shares.

On Company's best information, over 800 shareholders own less than $17.50 of shares in Company. Investment for so many IECS shareholders is so trivial, Company suspects many of these small shareholders have lost certificates, forgotten about these accounts, or simply lost interest in Company. They will receive cash for their shares in this transaction which Company believes is beneficial to such shareholders.

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The detriment to the departing shareholders, of course, is that many undoubtedly do continue to have an interest in Company, are hopeful for Company's recovery, and desire to recover their initial investment in Company which, for many shareholders, far exceeds the current market value, the amount being paid in this transaction.

Further, after the reverse stock split, when Company is private, it will be hard for eliminated shareholders to purchase shares in Company from surviving shareholders. The estimated price for one share will be approximately $700.00 (40,000 shares times $0.0175 per share). Buyers and sellers both will lack a public market for the sale of their shares. Shares will not be listed in the over-the-counter market as reported by NASD's OTC Bulletin Board.

Another detriment to the surviving shareholders will be that Company will not be providing quarterly or annual financial and business information in accordance with SEC Rule 13 after the reverse stock split. Shareholders will be free to sell their shares to other shareholders, or to third parties, but finding a buyer in the absence of this information will be harder for the surviving shareholders. As stated above, Company anticipates its value will be enhanced as will the value of its shares, but buyers will be scarce for lack of published financial and business information.

Nevertheless, Company believes that the transaction will benefit Company and the Shareholders considerably. The Interest Holders will benefit from the premium they will receive for their fractional share interest, and the surviving Shareholders will share in the benefit of eliminating the SEC compliance costs and expenses. The reduced costs will directly benefit Company's profitability by allowing Company to allocate these funds to more beneficial ventures. By reducing expenses the transaction will enhance the value of the surviving shareholders' ownership interest.

(vii)Effect to Filing Affiliates. John Kiely, John Crowe, Jeff Crowe and Magaly Bianchini own approximately 81,464 shares, 27,440,882 shares, 3,577,490 shares and 685,888 shares of Company respectively. They will each survive the reverse stock split and receive 2 shares, 686 shares, 89 shares and 17 shares respectively in exchange for their pre-split shares. As to their remaining fractional shares, like all survivors, they will have to sell their shares for approximately $17.50, $15.44, $306.08 and $103.04 respectively.

The Filing Affiliates' interest in the net book value and net earnings of Company (their existing ownership interest) will be increased by approximately 13% in the same manner as all of the survivors. This is quantified as follows:
                                           Interest in Net Book Value
                                         Before Split    After Split
                                        -------------    ------------
John Kiely                             $      (866.84)  $     (979.53)
John Crowe                             $  (229,847.70)  $ (338,827.90)
Jeff Crowe                             $   (52,877.22)  $  (59,751.25)
Magaly Bianchini                       $    (7,959.16)  $   (8,993.85)

                                           Interest in Net Earnings
                                         Before Split    After Split
                                        -------------    ------------
John Kiely                             $      (746.82)  $     (843.91)
John Crowe                             $  (258,331.72)  $ (291,870.72)
Jeff Crowe                             $   (45,556.00)  $  (51,478.28)
Magaly Bianchini                       $    (6,857.16)  $   (7,748.60)

* Dollar amounts in parenthesis ($) indicate negative numbers.

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II. FAIRNESS OF THE TRANSACTION

(a)Fairness.
Company and the Filing Affiliates believe the transaction is substantively and procedurally fair to unaffiliated security holders. Company approved the transaction in accordance with the procedural requirements of Company's Bylaws, which mimic the Laws of the State of Utah, Business Corporation Act (the "Utah Act") requiring majority consent of the Board of Directors and the Shareholders. Company employs only one of the three directors. Only 13% of the Company's issued shares are being eliminated. In fairness to those being eliminated and to the remaining 87% of ownership, Company feels obligated to undertake this transaction to reduce Company's administrative costs. The purchase price for all pre-split shares being eliminated through the reverse stock split is $0.0175. This price is well above the value the eliminated Shareholders could obtain for their shares on the open market, which is currently $0.012 per share. Company has a negative book value exceeding Eight Hundred and Fifty Thousand Dollars ($850,000), a going concern value between Four and Five Hundred Thousand Dollars ($400,000 to $500,000) and no liquidation value. No director dissented or abstained from voting on this transaction and no director expressed any reservation about the fairness of this transaction to unaffiliated shareholders.

(b)Factors Considered in Determining Fairness.
Company and the Filing Affiliates primarily considered three factors in determining the fairness of the purchase price, namely, the market value of the shares, the book value of Company's assets, and the investment (or earnings) value of Company. These are the three criteria required by Utah law as interpreted by the Supreme Court of Utah. Oakridge Energy, Inc. v. Clifton, 937 P.2d. 130 (Utah, 1997)

The directors weighted the current market value most heavily. Each of the 30, 60 and 90-day trailing average price for the shares is at or below $0.015. This equates to a market capitalization for Company of approximately $1,098,000. The only substantial buyer over the last three months at $0.015 is director and majority shareholder, John P. Crowe. Absent his purchases at $0.015 per share the market value of the shares would probably be considerably lower than it has been. The trailing average prices for the shares is calculated by adding the share's daily closing price over the respective term of days and then dividing the sum by the respective term of days.

In deference to the departing shareholders, the directors did not place great weight on net book value or liquidation value. As of December 31, 2001, Company has approximately $332,000 of total assets, but only $232,000 of current assets. Company's current liabilities of approximately $506,000 exceed its total assets by approximately $275,000. After taking Company's long-term debt and contingencies into account, Company has a negative book value exceeding $750,000. If Company were liquidated, the shareholders would not receive any money for their shares. Accordingly, Company's net book value would probably not support the price of $0.0175 per share.

Similarly, in deference to the departing shareholders, the directors did not place great weight on the investment value (earnings value) of Company. Company has experienced persistent net operating losses recently and for most of its existence. Company's net loss before extraordinary items for 2001 was $679,000 and for 2000 the net loss was $1,180,000. Company has an accumulated earnings deficit over $24 million. Company has never made an annual profit so any value based on a multiple of Company's earnings would probably not support a price of $0.0175.

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The average price of Company's shares has steadily decreased in value from
$0.2142 in the 1st quarter of 2000 to $0.0134 in the third quarter of 2001. Although the high trading price for Company's shares has exceeded $0.0175 for the past five (5) quarters, the average price of Company's shares has not exceeded $0.0175 for the past three quarters and has remained at $0.011 per share for the past two months. Company and the Filing Affiliates believe share values will remain at the current price in the near future due to the absence of any firm commitments or contracts for remediation work.

Company and the Filing Affiliates are hopeful this reverse stock split will reduce ongoing losses and continue to steer Company toward profitability.
This will increase share value. The Oakridge case cited above makes it clear in Utah, however, that value for shareholders affected by a transaction of this kind does not include value added by the transaction. (Oakridge, at page
134).

Company has had a "going concern" qualification in each of its annual audits for the past three years. The directors did not place great weight on these warnings from Company's auditors when they determined the fair price for the shares.

Company's going concern value is speculative. Value based on a multiple of income would be negligible because of persistent losses. Company's hard assets, it land, equipment and remediation processes are under $500,000. Accordingly, going concern value is probably $400,000 to $500,000.

Company has not sold any stock in over a year so there are no recent previous purchases that would help determine fair value for the shares.

(c)Approval of Security Holders.

The transaction is structured in accordance with Utah law. Utah law requires that a majority of directors recommend the reverse stock split and that a majority of the shareholders approve the directors' recommendation. The approval of a majority of the unaffiliated security holders is not required under Utah law and has not been required in this transaction.

(d)Unaffiliated Representative.
Neither Company nor any Filing Affiliate nor any component of the board of directors has hired a representative to represent the unaffiliated shareholders in their rights in this transaction. The unaffiliated shareholders do not have a representative negotiating on their behalf or preparing a report concerning the fairness of the transaction. Utah law does not provide appraisal rights to dissenting shareholders in a reverse stock split, so appraisal rights are not contemplated in this transaction.

(e)Approval of Directors.
The transaction was approved by a majority of the directors who are not employees of Company. In fact, Company employs only one of its three directors. Director John Kiely serves as President of Company but receives no salary. Director John Crowe is not an officer of Company and receives no salary from Company. Director Magaly Bianchini is not employed by Company.

(f)Other Offers.
Company has not received any offers for merger, sale of substantially all of its assets or purchase of securities constituting control of Company during the past two years.


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III.REPORTS, OPINIONS, APPRAISALS, AND NEGOTIATIONS

(a)Report, Opinion or Appraisal.
Neither Company nor any Filing Affiliate has received or requested any reports, opinions or appraisals that express an opinion as to the fairness of the proposed transaction.

(b)Preparer and Summary of the Report, Opinion or Appraisal.
This section is not applicable

(c)Availability of Documents.
This section is not applicable


IV.COMPANY INFORMATION

(a)Name and Address.

Industrial Ecosystems, Inc.
2040 West Broadway, Bloomfield, New Mexico 87413
(505) 632-1786

(b)Securities.

Date             Class             No. of Outstanding Shares
----         --------------        -------------------------
2/29/02       Common Stock              73,208,947

(c)Trading Market and Price.
The table below sets forth, for the respective periods indicated, the prices of our common stock in the over-the-counter market as reported by the NASD's OTC Bulletin Board. The sales prices represent inter-dealer quotations, without adjustments for retail markups, markdowns or commissions.

Year       2000   2000   2000   2000   2001   2001   2001   2001   2002
-----     -----  -----  -----  -----  -----  -----  -----  -----  -----
Quarter    1st    2nd    3rd    4th    1st    2nd    3rd    4th    1st
High      $0.50  $0.37  $0.12  $0.15  $0.08  $0.06  $0.027 $0.018 $0.02
Low       $0.05  $0.07  $0.05  $0.03  $0.02  $0.015 $0.005 $0.005 $0.012

(d)Dividends.
Company has not paid dividends to shareholders in the past two years. Company is restricted from paying dividends until Company's assets exceed Company's liabilities pursuant to Section 16-10a-640 of the Utah Act.

(e)Prior Public Offerings.
Company has not underwritten any public offerings of the subject securities during the past three years.

(f)Prior Stock Purchases.
Company has not purchased any of the subject securities within the past two years.

V. IDENTITY AND BACKGROUND OF FILING PERSON

(a)Name and Address of filing persons.
John Kiely
401 S. LaSalle, Suite 606
Chicago, IL  60605
(312) 786-5961.
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John P. Crowe
1015 W. 54th Street
Kansas City, MO  64112
(312) 786-5160

Jeff Crowe
800 Westover Road
Kansas City, MO  64113
(816) 739-5333

Magaly Bianchini
13280 7th Conc.,
King City, Ontario L7B 1K4
(905) 859-1966

(b)Business and Background Entities.
This section does not apply.

(c)Business and Background of filing Persons.

(i)John Kiely
Both IECS and John J. Kiely, P.C. currently employ Mr. Kiely. John J. Kiely, P.C., a business law and accounting firm, is located at the above address and employs Mr. Kiely as an Attorney and Certified Public Accountant. This is Mr. Kiely's current principle occupation. IECS employs Mr. Kiely as President of IECS and is located at 2040 W. Broadway, Bloomfield, New Mexico 87413. Mr. Kiely only devotes a small part of his work schedule to IECS since it is a small company with limited resources. At this time Mr. Kiely does not receive a salary for his services as President of IECS. He has been President since the 1st of August, 2001.

John Crowe
John P. Crowe & Company currently employs John Crowe. John P. Crowe & Company is a market maker in wheat options trading on the Kansas City Board of Trade, is located at the above address and employs Mr. Crowe as President.

Jeff Crowe
Jeff Crowe has been self-employed as a market maker in wheat options trading on the Kansas City Board of Trade for the past five (5) years. He also teaches economics at Rockhurst High School in Kansas City, Missouri on a part time basis. His office is located at the above address. Jeff served on Company's board of directors from May through June of 2001.

Magaly Bianchini
Mrs. Bianchini has remained self-employed as a land developer and builder for the past five (5) years. Her office is located at the above address.

(ii)Mr. Kiely, Mr. John P. Crowe, Mr. Jeff Crowe and Mrs. Bianchini have not been convicted of any criminal proceeding within the past five years.

(iii)Mr. Kiely, Mr. John P. Crowe, Mr. Jeff Crowe and Mrs. Bianchini have not been a party to any judicial or administrative proceedings for violations of state or federal securities laws in the past five years.

(iv)Mr. Kiely, Mr. John P. Crowe, and Mr. Jeff Crowe are citizens of the United States of America. Mrs. Bianchini is a citizen of Canada.

(d)Tender Offer.
This section does not apply.

(e)Prior Stock Purchases.
The subject securities average purchase price by shareholders for each quarter below were calculated by adding the share's daily closing price for the quarter and dividing the total by the number of days the shares were traded for that quarter. The average purchase price of the subject securities by shareholders and the Filing Affiliates for the past two years is as follows:

Year             2000     2000     2000     2000     2001     2001     2001     2001     2002
-----           -----    -----    -----    -----    -----    -----    -----    -----    -----
Quarter          1st      2nd      3rd      4th      1st      2nd      3rd      4th      1st

Shareholder's
 Average       $0.2142  $0.1419  $0.0714  $0.0669  $0.0460  $0.0298  $0.0134  $0.0138  $0.0159

John Crowe's
 Average         n/a    $0.12    $0.05*   $0.03*      n/a      n/a   $0.013   $0.015   $0.015

Jeff Crowe's
 Average         n/a     n/a      n/a      n/a     $0.040      n/a     n/a      n/a      n/a


During the past two years, John P. Crowe purchased Eight Million Four Hundred Thirty-Eight Thousand Four Hundred Six (8,438,406) shares of the subject securities at prices ranging between $0.010 and $0.12.

During the past two years, Jeff Crowe purchased One Million Eight Hundred Seventy-Five Thousand (1,875,000) shares of the subject securities at the price of $0.040.

During the past two years, John Kiely and Magaly Bianchini did not purchase the subject securities.

*John Crowe's purchases during these periods where below market price because he purchased restricted stock. Restricted stock may not be sold for a period of one year following the date of purchase. After one year, sales of the restricted stock are subject to Rule 144.


EXCHANGE OF SECURITIES

The Company is amending its Articles of Incorporation to conduct a reverse stock split of 1 for 40,000 common shares. The shareholders will receive one share of common stock, or a fractional interest thereof, after the reverse stock split for each 40,000 shares of common stock held prior to the reverse stock split. Shareholders with at least one whole share of common stock following the reverse stock split ("New Shareholders") shall receive $0.0175 per share for their fractional share interest that remains. Shareholders reduced to a fractional share interest following the reverse stock split ("Interest holders") shall receive $0.0175 per share for their fractional share interest. The New Shareholders will receive securities titled "Common Stock," the same title as those securities currently outstanding.

For accounting purposes, all references to the Company's common stock shall be retroactively restated to account for the 40,000 to 1 reduction in shares.

The main purpose and effect of the reverse stock split is to reduce the number of shareholders below 300 to allow Company to terminate costly SEC registration and reporting obligations. Company's ownership structure will be considerably simplified after the re-capitalization, which will save Company ongoing costs as well. Of the 73,208,947 outstanding shares, 36,604,474 votes are required for approval of the transaction. There are no appraisal rights associated with this transaction.

Following the reverse stock split, the Company intends to issue approximately 1,600 shares of new common stock in exchange for 73,208,947 shares of the common stock that is currently outstanding. There will be no material differences between the currently outstanding common stock and the common stock issued following the reverse stock split. After the reverse stock split the Company will delist its common stock from any national securities exchange. Automated quotations system operated by a national securities exchange will not authorize the Company's common stock for quotation after delisting. The Company is engaging in this transaction because it exempts the Company from the costly registration and reporting requirements of the Securities and Exchange Commission. This allows the Company to reallocate those funds in accordance with the Company's needs.


PAST CONTRACTS, TRANSACTIONS, NEGOTIATIONS, AND AGREEMENTS

(a)Transactions.
John P. Crowe & Company entered into a trailer lease agreement with IECS on July 15, 2000. IECS currently leases the trailer for Six Hundred Sixty-Seven and 33/100 Dollars ($667.33) per month and may cancel the trailer lease agreement upon five (5) days notice. IECS's former President, Tom Jarnagin, negotiated the trailer lease agreement with John P. Crowe & Company. Mr. Jarnagin also negotiated a line of credit note between IECS and John Crowe dated July 5, 2000, for One Hundred Twenty-Five Thousand Dollar ($125,000). The line of credit note is at an interest rate of twelve percent (12%) per annum and is secured by certain IECS equipment. In fiscal 2001, John Crowe loaned IECS a total of Seventy-Five Thousand Dollars ($75,000) at 15% per annum, secured by certain fixed assets of IECS. The loan is payable on demand.

On May 15, 2002, Company signed a line of credit promissory note and arranged to borrow up to Three Hundred Thousand Dollars ($300,000) from John Crowe at 10% per annum. The note is secured by a pledge of substantially all of Company's assets. The note has two components. Company many borrow up to One Hundred Thousand Dollars ($100,000) for operations and has borrowed Fifty Thousand Dollars ($50,000) as of June 15, 2002. Company may borrow an additional Two Hundred Thousand Dollars ($200,000) upon completion of the reverse stock split to pay costs associated with the reverse stock split. Company pays interest quarterly and the note is due on May 15, 2003.

On May 4, 2002, Company entered into a contract to purchase a Sixty-Four (64) acre land farm adjacent to its existing land farm in Farmington, New Mexico for Seven Hundred Fifty Thousand Dollars ($750,000). The contract is subject to Company securing financing to purchase the property. Company was not able to secure such financing within the forty-five day due diligence period, so the contract is terminable by seller. John Crowe is evaluating the prospect of purchasing the land farm and leasing it to Company but the parties have not reached terms for the lease.

(b)Significant Corporate Events.
John Crowe, John Kiely and Magaly Bianchini began educating themselves about the processes of going private in consultation with Company's accountants and attorneys approximately 12 months ago. John Crowe and John Kiely then attended a public-to-private conference in Chicago, Illinois on Tuesday, October 30, 2001 to further evaluate the advantages and disadvantages of going private. After the conference, they asked counsel for advice on how to go private under the 1934 Act and Utah corporate law. After determining that it was in Company's best interest to go private, they then began to evaluate the cost of purchasing the fractional interests and means of funding those costs.

 (c)Negotiations or Contacts.
There have been no negotiations, transactions or material contacts during the past two years between John Crowe, Jeff Crowe, John Kiely, Magaly Bianchini nor any individual/entity that require disclosure under this section.

(d)Agreements Involving the Subject Company's Securities.
There are no agreements, arrangements or understandings between John Crowe, Jeff Crowe, John Kiely, Magaly Bianchini, nor any other person with respect to any of Company's securities.


SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION

(a)Source of Funds.
Company is funding the costs associated with the reverse stock split with operating capital and by borrowing funds from John Crowe, Company's Board Chairman. The total cost of the transaction is approximately Two Hundred Thousand ($200,000) Dollars. In addition to the costs enumerated in section
(c) of this Part X, it will cost approximately $163,000 to purchase the fractional shares after the reverse stock split.

(b)Conditions. The material conditions of the financing arrangement are stated in section (d) below. There is currently no alternative financing plan.

(c)Expenses.
Filing Cost                                          $    108
Attorney's Fees                                      $ 25,000
Printing and Notification Costs                      $  3,100
Accounting, Appraisal and Miscellaneous Fees         $  8,792
                                                      -------
   Total                                             $ 37,000

(d)Borrowed Funds.
(i) Company may borrow Two Hundred Thousand ($200,000) Dollars to pay the costs of the reverse stock split. The following terms apply to the loan:

Amount          $   200,000
Term            1 year
Interest Rate   Ten Percent (10%)
Security        Substantially all of the assets of Industrial Ecosystems, Inc.

(ii)  Company plans to repay the loan out of its operating capital.

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                     CONDITION AND RESULTS OF OPERATIONS
                                March 31, 2002

The following discussion and analysis by management represents their opinions and expectations of Company as of March 31, 2002. Management's Discussion and Analysis of the Financial Conditions and Results of Operations as of December 31, 2001 follows this section. Please note that due to the updated financial and market information, there are many changes to Management's Discussion and Analysis of the Financial Conditions and Results of Operations as of December 31, 2001.

Cautionary Statement Regarding Forward-looking Statements
---------------------------------------------------------
This report may contain "forward-looking" statements. Examples of forward-looking statements include, but are not limited to: (a) projections of revenues, capital expenditures, growth, prospects, dividends, capital structure and other financial matters; (b) statements of plans and objectives of our management or our Board of Directors; (c) statements of future economic performance; (d) statements of assumptions underlying other statements and statements about us and our business relating to the future; and (e) any statements using the words "anticipate," "expect," "may," "project," "intend" or similar expressions.

Results of Operations
---------------------
General
-------
Our revenues are generated primarily by our business operations in the United States through our subsidiary EPC. Since March, 1998, we have pursued the operational development of our subsidiary ROP, however, at December 31, 2001, our management decided to cease development efforts and write off the assets of ROP which are no longer in use. Our results of operations include the costs of our investment in ROP.

For the quarter ended March 31, 2002, the functional currency for our foreign subsidiaries has been determined to be the Canadian Dollar. Any applicable assets and liabilities have been translated at period end exchange rates and operating statement items are translated at average exchange rates prevailing during the period. For the period ended March 31, 2002, we had a gain of $920 as a result of foreign currency translation adjustment.

Quarter ended March 31, 2002 compared to March 31, 2001
-------------------------------------------------------
During the quarter ended March 31, 2002, total revenues were $63,516 and direct costs associated therewith were $93,254 or approximately 146.8% of revenues. Total revenues for the quarter ended March 31, 2001 were $304,548 and direct costs associated therewith were $148,524, or approximately 48.8% of revenue. The substantial decrease in revenues for the current period as compared to the prior period can be attributed to an unexpected decrease in the remediation business during the quarter. The increase in direct costs as a percent of revenues for the current period as compared to the prior period is due to a larger percentage of lower margin hauling and roustabout work. Although remediation work contracts have increased since the end of the quarter, there is no guarantee that our revenues will be sustained and we cannot predict what events or uncertainties may be reasonably expected to have a material impact on the net sales revenues or income from continuing operations.

Corporate Expense. For the quarter ended March 31, 2002 total operating expenses were $163,138, consisting of the direct costs listed above, general and administrative expenses of $68,392 and depreciation and amortization expenses of $1,492, resulting in a loss from operations of $99,622. For the quarter ended March 31, 2001 total operating expenses were $257,103, consisting of the direct costs listed above, general and administrative expenses of $65,505 and depreciation and amortization expenses of $43,074, resulting in income from operations of $47,445.

Our operating expenses for the quarter ended March 31, 2002 are lower than our operating expenses incurred for the quarter ended March 31, 2001 due to the lower direct costs associated with lower revenues, and the considerable drop in depreciation and amortization due to the write off of our ROP assets at December 31, 2001. We anticipate that operating expenses will remain at approximately the same level for the balance of its fiscal year unless significant new contracts require additions to the workforce.

Other Income and Expense. Other expense for the quarter ended March 31, 2002 was $738, consisting of interest expense of $5,738 offset by gain of $5,000 from the sale of fixed assets, compared to other expense for the prior year period for interest of $18,083 attributed to notes payable.

Including the foreign currency adjustment gain of $920, we had net comprehensive loss of $99,439 for the quarter ended March 31, 2002, compared to net comprehensive income of $30,339 for same quarter the prior year. The basic loss per share was $0.00 compared to $0.00 earnings per share for the quarter ended March 31, 2001. Our loss in the first quarter of 2002 was primarily due to the decrease in orders for remediation work in the last month and a half of the quarter.

Liquidity and Capital Resources
-------------------------------
Historically, we have relied on the issuance of common stock and borrowing against assets for working capital, conversion of debt, payment of professional services, and for continued development activities. However because we had some cash at the beginning of the first quarter of 2002 and because we received payments on work we completed prior to the beginning of the quarter, we did not have to borrow additional funds for operations despite the fact that expenses exceeded revenues. However, our cash reserves have been depleted, our revenues have fluctuated significantly in recent years, and we have no guaranteed contracts for future work, so we cannot accurately predict what our potential revenues will be for the balance of fiscal 2002.

We had a working capital deficit of $414,333 with cash of $30,725, accounts receivable, net, of $46,269,and prepaid expenses of $12,012 at March 31, 2002. Cash used in operations for the quarter was $87,565 and was derived primarily from cash on hand at the beginning of the quarter and payments received for accounts receivable. Our investing activities used $29,495 for the purchase of equipment, offset by $5,000 received from the sale of fixed assets. We had no financing activities in the quarter ended March 31, 2002.

Because we have an accumulated deficit of $24,720,461, have a working capital deficit and limited internal financial resources, the notes to our financial statements include a going concern modification as to our ability to continue. We have implemented measures to reduce cash outflows and increase working capital and we are aware of our ongoing cash requirements and intend to control our general and administrative expenses until increased revenues justify increased expenditures. We may also rely on additional equity and/or debt financing if necessary.

It is the intent of our management to conduct a 1 for 40,000 reverse stock split to terminate our registration and reporting requirements. Doing so will reduce ongoing legal and accounting fees associated with such reporting requirements.

We have signed agreements with a number of sales consultants who are supposed to be actively seeking opportunities to market our products and services. However, at March 31, 2002, no firm commitments or contracts for remediation work had been signed and we cannot predict how soon any agreements may be reached or how soon revenues, if any, from prospective contracts will be generated.

At March 31, 2002, we recorded $245,648 in accrued expenses consisting primarily of accrued interest and unpaid payroll taxes, unemployment taxes, sales taxes and gross receipts taxes due both the federal and state taxing authorities, including reasonable interest and penalties for delinquent filings.

We have received an informal offer from the IRS for a total adequate payment of $166,697.61. We have responded with an offer of $82,412.81. At this time we are waiting for a further response.

We have reserved and recorded possible contingent liabilities to individuals who claim they are still owed money by us although we have issued shares of our common stock to such individuals as payment of such debts or because we are uncertain as the whether the creditors are holding us responsible for certain debts incurred by our former officers and directors. At March 31, 2002, we have recorded total contingent liabilities of $542,290.

Impact of Inflation
-------------------
We do not anticipate that inflation will have a material impact on our current or proposed operations.

Seasonality
-----------
Our bioremediation business operations tend to have varying degrees of seasonality. A majority of our bioremediation jobs are done on sites in and around Farmington, New Mexico, during the warm weather months. Since many of the clean-up sites are located in rural areas and accessible only over dirt or unimproved roads, our ability to excavate and remove contaminated soil can be restricted during inclement weather. In addition, soil is difficult or impracticable to dig and turn when the ground is frozen, the bioremediation process requires above freezing temperatures to be effective.

SUBSEQUENT EVENT
----------------
On April 18, 2002, we filed a preliminary information statement with the Security and Exchange Commission proposing to conduct a 1-for-40,000 reverse stock split. The main purpose of the reverse stock split is to terminate our reporting obligations with the Securities and Exchange Commission ("SEC") in order to reduce ongoing legal and accounting fees associated with such reporting. At the date of this filing we have received comments from the SEC on the proposed action and are in the process of preparing our responses.

        MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION
                           December 31, 2001

I.  Cautionary Statement Regarding Forward-looking Statements

This section may contain "forward-looking" statements. Examples of forward-looking statements include, but are not limited to: (a) projections of revenues, capital expenditures, growth, prospects, dividends, capital structure and other financial matters; (b) statements of plans and objectives of Company's management or Company's Board of Directors; (c) statements of future economic performance; (d) statements of assumptions underlying other statements and statements about Company and Company's business relating to the future; and (e) any statements using the words "anticipate," "expect," "may," "project," "intend" or similar expressions.

II.  Results of Operations

A. General
Company's revenues are generated primarily by Company's business operations in the United States through Company's subsidiary Environmental Protection Company ("EPC"). Since March, 1998, Company has pursued the operational development of Company's subsidiary ROP North America, Inc. ("ROP"), however, at December 31, 2001, Company management decided to cease development efforts and write off the assets of ROP which are no longer in use. Company's results of operations include the costs of Company's investment in ROP.

For fiscal years ended December 31, 2001 and 2000, the functional currency for Company's foreign subsidiary (IEI Canada and its subsidiaries) has been determined to be the Canadian Dollar. Assets and liabilities have been translated at year end exchange rates and operating statement items are translated at average exchange rates prevailing during the year. For the fiscal years ended December 31, 2001 and 2000, Company had foreign currency translation adjustment losses of $4,727 and $20,267, respectively.

B. Year ended December 31, 2001 compared to December 31, 2000
During the year ended December 31, 2001, approximately 100% of Company's revenues were from EPC and none of Company's revenues were from ROP. Revenues for the year ended 2001 were $981,600 with direct costs of $376,690 or approximately 38.4% of revenues. By comparison, Company's revenues for the year ended December 31, 2000 were $296,935 with direct costs of $295,192 or approximately 99.4% of revenues.

Revenues increased significantly in 2001 due to increased bioremediation work from BP-Amoco. The direct costs for the year ended December 31, 2001 as a percent of revenues was substantially lower than the same period in the preceding year because of the success of Company's cost cutting measures and an increase in higher margin bioremediation work.

EPC's bioremediation work for BP-Amoco is allocated between routine site maintenance and emergency clean-up. In the past, substantially all of Company's revenues have been derived from bioremediation work performed for BP-Amoco. In 1999 and 2000, Company's revenues from BP-Amoco decreased, however, that trend reversed for fiscal year 2001. Company's relationship with BP-Amoco provides for Company to provide bioremediation work for BP-Amoco sites in Colorado and New Mexico on an as needed basis. There is no specific time limit, guaranteed dollar amount of work, or term for the agreement. In addition, there is no guarantee that Company's revenues will continue and Company cannot predict what events or uncertainties may be reasonably expected to have a material impact on the net sales revenues or income from continuing operations.

(i) Corporate Expense.
 For the year ended December 31, 2001, Company's total operating expenses were $1,626,174, up from $1,367,313 in the prior year. During 2001, direct costs were $376,690, general and administrative expenses were $401,661 and depreciation and amortization were $163,163. For the year ended December 31, 2000, direct costs were $295,192, general and administrative expenses were $952,703, and depreciation and amortization were $109,870.

Company's direct costs in 2001 were approximately 28% higher than in 2000 due to the staffing requirements needed to meet Company's increased workload. Company's general and administrative expenses in 2001 were less than half those for 2000 because of Company's concerted efforts to reduce unnecessary expenses and cut general and administrative costs wherever feasible. Company's depreciation and amortization in 2001 was 50% higher than 2000 because of additional depreciation taken on Company's Canadian assets.

In 2001, Company's board of directors determined that fixed assets associated with Company's operations in Canada were essentially worthless and therefore determined to write them off, resulting in a one time impairment expense of $681,904. This expense caused Company's operations to show a loss of $644,574, compared to $1,095,903 in 2000.

Without the impairment loss, Company's operating expenses for the year ended December 31, 2001 represent a substantial reduction of operating expenses compared to Company's prior year, coupled with a substantial increase in Company's revenues. The reduction in operating expenses for the fiscal year just ended is a direct result of the efforts Company has undertaken to reduce cash outflows in non-revenue producing areas. Company's management does not anticipate that operating costs can be reduced further while still maintaining viable operations. If additional revenue producing contracts are obtained, operating costs may increase due to the needs for additional workforce.

(ii) Other Income and Expense.
Other expense for 2001 totaled $35,126, including $38,509 in interest expense on loans from a principal shareholder, offset by a gain of $3,383 on disposition of assets. Other expense for 2000 totaled $83,911, consisting of interest expense of $53,980, attributed primarily to the line-of credit from a related party, and loss on disposition of assets of $46,088, offset by other income of $16,157.

(iii) Extraordinary Item.
In fiscal 2001, Company recorded income from debt forgiveness of $5,500 due to a settlement of a claim. During the prior year, Company recognized income from the forgiveness of $42,400 in debt by certain of Company's creditors.

Including the extraordinary items, Company had a net comprehensive loss of $678,927, or $0.01 per share based on a weighted average number of shares outstanding of 73,208,947. In the prior year, Company had a net comprehensive loss of $1,247,681, or $0.02 on a weighted average of 54,549,447 shares outstanding.

C. Liquidity and Capital Resources
Historically, Company has relied on the issuance of common stock and borrowing against assets for working capital, conversion of debt, payment of professional services, the expansion capital required by ROP and for continued development activities. However, in 2001, revenues have increased such that, except for the one time impairment of fixed assets, Company would show a small net income for the year ended December 31, 2001. Because Company's revenues have fluctuated significantly in recent years, and because Company does not have guaranteed contracts for future work, Company cannot guarantee that the increased revenues in 2001 are part of a consistent trend.

At December 31, 2001, Company had a working capital deficit of $274,259, with cash and cash equivalents of $142,785, accounts receivable of $77,321 and prepaid expenses of $12,012. Cash provided by operations for the year ended December 31, 2001, was $121,934, including the $681,904 impairment due to the write off of Company's Canadian assets. Cash for operations was derived primarily from operations, plus a loan from John Crowe of $75,000 at 15% per annum, secured by certain fixed assets of the Company. The loan is payable upon demand. Company had cash flow of $3,469 from investing activities for the sale of fixed assets for $6,500, offset by the purchase of fixed assets for $3,032. Company used $25,581 for financing activities, which included $75,000 received from a note payable offset by principal payments totaling $100,581 on previously issued notes payable. In fiscal 2001, Company issued no common stock.

Because Company has an accumulated deficit of $24,620,101 at December 31, 2001, has a working capital deficit and limited internal financial resources, the report of Company's auditor at December 31, 2001 contains a going concern modification as to Company's ability to continue. Beginning in late fiscal year 1998 and throughout fiscal year 2001, Company has implemented measures to reduce cash outflows and increase working capital. Company is aware of Company's ongoing cash requirements and will continue to control Company's general and administrative expenses until increased revenues justify increased expenditures. Company's management believes that revenues will increase substantially in 2002 sufficient to cover the costs of operations. Company may also rely on additional equity and/or debt financing if necessary.

Company has signed agreements with a number of sales consultants who are supposed to be actively seeking opportunities to market Company's products and services. However, at June 17, 2002, no firm commitments or contracts for remediation work had been signed and Company cannot predict how soon any agreements may be reached or how soon revenues, if any, from prospective contracts will be generated. Company's management does not foresee any potential agreements within the near future.

At December 31, 2001, Company recorded $258,871 in accrued expenses consisting primarily of accrued interest and unpaid payroll taxes, unemployment taxes, sales taxes and gross receipts taxes due both the federal and state taxing authorities, including reasonable interest and penalties for delinquent filings.

Company has received an informal response from the IRS offering two possible settlement options. The options are for Company to pay a lump sum of $82,812 within approximately 30 days after receipt of the official settlement notice letter, or to pay $104,781 over a 23-month period upon payment terms to be determined. Company is waiting until receipt of the official notice to decide on the best course of action.

Company has reserved and recorded possible contingent liabilities to individuals who claim they are still owed money by Company although IECS has issued shares of Company's common stock to such individuals as payment of such debts or because Company is uncertain as to whether the creditors are holding Company responsible for certain debts incurred by Company's former officers and directors. At December 31, 2001, IECS has recorded total contingent liabilities of $554,936.

D. Impact of Inflation
IECS does not anticipate that inflation will have a material impact on Company's current or proposed operations.

E. Seasonality
Company's bioremediation business operations tend to have varying degrees of seasonality. A majority of Company's bioremediation jobs are done on sites in and around Farmington, New Mexico, during the warm weather months. Since many of the clean-up sites are located in rural areas and accessible only over dirt or unimproved roads, Company's ability to excavate and remove contaminated soil can be restricted during inclement weather. In addition, soil is difficult or impracticable to dig and turn when the ground is frozen, the bioremediation process requires above freezing temperatures to be effective.

VOTING SECURITIES AND VOTE REQUIRED

Only shareholders of record are entitled to notice of the shareholder's consent to amend Company's Articles of Incorporation to effect the reverse stock split. The amendment authorizes a one for forty thousand share reverse stock split. Pursuant to Company's Bylaws, the record date is the date the first shareholder signs a written consent to action in lieu of a meeting, proposed for April 26, 2002 (the "Record Date"). As of the Record Date, 73,208,947 shares of Common Stock will be outstanding. There will be no other class of voting securities outstanding at that date.
Each share of Common Stock held by a Shareholder entitles that Shareholder to one vote on each matter requiring Shareholder approval. The Company's Bylaws require majority consent of the outstanding shares (36,604,474) to amend the Company's Articles of Incorporation to effect the reverse stock split. The Company has obtained consent to amend the Company's Articles of Incorporation to effect the reverse stock split from the following Shareholders:

      685,888    Magaly Bianchini
    2,942,596    Fred Rice
    3,577,490    Jeffrey M. Crowe
   27,440,882    John Crowe
      521,645    Joseph M. Crowe, Jr.
      407,319    Joseph M. Crowe, Sr.
    2,751,889    Susan S. Crowe
    2,250,000    Everett P. Hailey
    2,515,583    Tom Jarnagin
       81,464    John Kiely
   ----------
   43,174,756    TOTAL


The following table sets forth as of March 27, 2002 the name and address and the number of shares of Company's Common Stock, par value $0.001 per share, held of record or beneficially by each person who held of record, or was known by Company to own beneficially, more than 5% of the 73,208,947 shares of Common Stock issued and outstanding, and the name and shareholdings of each of Company's directors and of Company's officers and directors as a group. IECS has reserved 31,822 shares of Common Stock for shares of IECS Canada, Inc. Class A Special Shares which are convertible into shares of Company's Common Stock, 7,875,001 shares of Common Stock for issuance pursuant to outstanding options, and 1,875,000 shares of Common Stock for issuance pursuant to outstanding warrants.

Principal Shareholders:
                                      Beneficial
Class         Name and Address        Ownership        % of Class
-----         -------------------     -----------      ----------
Common        John P. Crowe            28,258,828(1)    38.05
              1015 West 54th Street
              Kansas City, MO  64112

Common        Jeffrey M. Crowe          5,042,822(2)     6.71
              800 Westover Road
              Kansas City, MO  64113


Officers and Directors:
                                             Beneficial
Class         Name and Address               Ownership        % of Class
-----         -------------------            -----------      ----------
Common        John Kiely, President               81,464        0.11
              Industrial Ecosystems, Inc.
              2040 W. Broadway
              Bloomfield, NM  87413

Common        Magaly Bianchini                   735,888(3)     1.01
              Industrial Ecosystems, Inc.
              2040 W. Broadway
              Bloomfield, NM  87413

Common        John P. Crowe                           See above


Common        Officers and Directors
               as a group (3) persons         29,076,180       39.12


In the preceding table:

1) Beneficial ownership share numbers assume the exercise of any options and/or warrants;

2) Percentage (%) of Class assumes the exercise of any options and/or warrants and is calculated based on the concomitant increase in the number of issued and outstanding shares.

In addition, the following numbered notes referenced in the table apply:

(1)Represents 27,192,771 shares held by John Crowe, and 1,066,057 options granted to Mr. Crowe pursuant to the merger with ROP, exercisable at $0.09 per share until 6/29/05.

(2)Represents 3,060,138 shares held by Jeffrey Crowe, 107,684 options granted to Mr. Crowe pursuant to the merger with ROP, exercisable at $0.09 per share until 6/29/05, and 1,875,000 warrants issued in connection with a private placement at $0.075 per share exercisable until 6/22/02.

(3)Represents 685,888 shares held by Magaly Bianchini and 50,000 options granted to Ms. Bianchini pursuant to IECS's ISO plan at $0.16 per share exercisable until 4/30/04.

AMENDMENT TO THE ARTICLES OF INCORPORATION

Pursuant to the provisions of the Utah Act, the Company's directors have decided that a 1 for 40,000 share reverse stock split is in the Company's best interests. The main purpose and effect of the reverse stock split is to reduce the number of shareholders below 300 to allow Company to terminate expensive Securities and Exchange Commission registration and reporting obligations. Company ownership structure will be considerably simplified after the re-capitalization which will save Company ongoing costs as well.


FINANCIAL INFORMATION

Interim financial information for the period ending March 31, 2002 follows presentation of audited financial information for the period ending December 31, 2001 on the following pages.

INDEPENDENT AUDITORS' REPORT


The Board of Directors
Industrial Ecosystems, Inc. and Subsidiaries
Bloomfield, New Mexico

We have audited the accompanying consolidated balance sheet of Industrial Ecosystems, Inc. and Subsidiaries as of December 31, 2001 and the related consolidated statements of operations and other comprehensive income (loss), stockholders' equity (deficit), and cash flows for the years ended December 31, 2001 and 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Industrial Ecosystems, Inc. and Subsidiaries as of December 31, 2001 and the consolidated results of their operations and their cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11 to the consolidated financial statements, the Company has suffered recurring losses to date, which raises substantial doubt about its ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 11. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 12 to the consolidated financial statements, an error was discovered by management of the Company during the current year regarding an overaccrual of accrued interest during 2000 which resulted in the overstatement of previously reported amounts in accrued expenses and accumulated deficit as of December 31, 2000 and an overstatement of the net loss for the year ended December 31, 2000. An adjustment has been made to the above mentioned accounts to correct the error.



HJ & Associates, LLC
Salt Lake City, Utah
March 22, 2002

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Balance Sheet


ASSETS

                                                             December 31,
                                                                 2001
                                                              ----------

CURRENT ASSETS

Cash and cash equivalents (Note 1)                            $  142,785
Accounts receivable, net (Note 1)                                 77,321
Prepaid expenses                                                  12,012
                                                              ----------
Total Current Assets                                             232,118
                                                              ----------
PROPERTY AND EQUIPMENT (Net) (Notes 1 and 2)                      60,753
                                                              ----------
OTHER ASSETS

Restricted cash (Note 1)                                          39,187
                                                              ----------
Total Other Assets                                                39,187
                                                              ----------
TOTAL ASSETS                                                  $  332,058
                                                              ==========

















The accompanying notes are an integral part of these consolidated financial statements.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Balance Sheet (Continued)


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                                                             December 31,
                                                                2001
                                                              ----------

CURRENT LIABILITIES

Accounts payable                                              $   62,464
Accrued expenses (Note 3)                                        258,871
Notes payable, related party (Note 5)                            153,000
Notes payable, current portion (Note 4)                           32,042
                                                              ----------
Total Current Liabilities                                        506,377
                                                              ----------
LONG-TERM DEBT

Notes payable (Note 4)                                            58,781
                                                              ----------
Total Long-Term Debt                                              58,781
                                                              ----------
Total Liabilities                                                565,158
                                                              ----------
COMMITMENTS AND CONTINGENCIES (Note 7)                           554,936
                                                              ----------
STOCKHOLDERS' EQUITY (DEFICIT)

Common stock; 100,000,000 shares authorized of $0.001
 par value, 73,208,947 shares issued and outstanding              73,209
Class A-special shares: 4,000,000 authorized of no
 par value, 40,549 shares issued and outstanding                       -
Additional paid-in capital                                    23,757,090
Other comprehensive income (loss)                                  1,766
Accumulated deficit                                          (24,620,101)
                                                              ----------
Total Stockholders' Equity (Deficit)                            (788,036)
                                                              ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)          $  332,058
                                                              ==========










The accompanying notes are an integral part of these consolidated financial statements.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
And Other Comprehensive Income (Loss)
                                             For the Years Ended
                                                 December 31,
                                             2001            2000
                                          -----------     -----------
                                                          (Restated)
REVENUES                                  $   981,600     $   296,935
                                          -----------     -----------
EXPENSES
Direct costs                                  376,690         295,192
General and administrative                    401,661         952,703
Bad debt expense                                2,756           9,548
Impairment of goodwill (Note 6)                     -          25,525
Impairment of fixed assets (Note 2)           681,904               -
Depreciation and amortization                 163,163         109,870
                                          -----------     -----------
Total Expenses                              1,626,174       1,392,838
                                          -----------     -----------
Loss from Operations                         (644,574)     (1,095,903)
                                          -----------     -----------
OTHER INCOME (EXPENSE)
Other income                                        -          16,157
Interest expense                              (38,509)        (53,980)
Gain (loss) on disposition of assets            3,383         (46,088)
                                          -----------     -----------
Total Other Income (Expense)                  (35,126)        (83,911)
                                          -----------     -----------
NET INCOME (LOSS) BEFORE EXTRAORDINARY
ITEMS                                        (679,700)     (1,179,814)
                                          -----------     -----------
EXTRAORDINARY ITEMS
Debt forgiveness (Note 7)                       5,500          42,400
                                          -----------     -----------
Total Extraordinary Items                       5,500          42,400
                                          -----------     -----------
INCOME TAX EXPENSE (BENEFIT)                        -               -

NET INCOME (LOSS)                            (674,200)     (1,137,414)
                                          -----------     -----------
OTHER COMPREHENSIVE INCOME (LOSS)
Loss on foreign currency adjustments           (4,727)        (20,267)
                                          -----------     -----------
NET COMPREHENSIVE INCOME (LOSS)           $  (678,927)    $(1,157,681)
                                          -----------     -----------
BASIC EARNINGS (LOSS) PER SHARE
Before extraordinary items                $     (0.01)    $     (0.02)
Extraordinary items                              0.00            0.00
                                          -----------     -----------
Basic Earnings (Loss) Per Share           $     (0.01)    $     (0.02)
                                          ===========     ===========
WEIGHTED AVERAGE NUMBER OF SHARES
 OUTSTANDING                               73,208,947      54,549,447
                                          ===========     ===========

The accompanying notes are an integral part of these consolidated financial statements.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Statements of Stockholders' Equity (Deficit)

                                       Common Stock            Additional       Other
                                       ------------             Paid-In     Comprehensive    Accumulated
                                    Shares      Amount          Capital      Income(Loss)      Deficit
                                 ----------     --------      -----------    ---------       -------------
Balance, December 31, 1999       40,241,683      $40,242      $21,136,268      $26,760       $ (22,808,487)

Common stock and warrants
 issued for cash at $0.0675
 per share                        2,400,000        2,400          159,600            -                   -

Common stock and warrants
 issued for cash at $0.10
 per share                        1,800,000        1,800          178,200            -                   -

Common stock issued through
 exercise of options at $0.22
 per share                          484,000          484          105,996            -                   -

Common stock and warrants
 issued for cash at $0.10
 per share                          900,000          900           89,100            -                   -

Common stock issued through
 exercise of options at $0.16
 per share                           75,000           75           11,925            -                   -

Common stock issued in lieu of
 debt and acquisition of
 remaining 50% of ROP North
 America, Inc. (Note 6)          18,699,930       18,700        1,664,294            -                   -

Common stock issued for cash
 at $0.05 per share               2,000,000        2,000           98,000            -                   -

Common stock issued for
 cash at $0.03 per share          3,333,334        3,333           96,667            -                   -

Common stock and warrants
 issued for cash at $0.04
 per share                        1,875,000        1,875           73,125            -                   -

Common stock issued through
 exercise of options at $0.055
 per share                          200,000          200           10,800            -                   -

Common stock issued through
 exercise of options at $0.05
 per share                        1,200,000        1,200           58,800            -                   -

Additional goodwill through
 granting of options                      -             -          26,215            -                   -
                                 ----------       -------     -----------      -------        ------------
Balance Forward                  73,208,947       $73,209     $23,708,990      $26,760       $ (22,808,487)
                                 ----------       -------     -----------      -------        ------------


The accompanying notes are an integral part of these consolidated financial statements.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Statements of Stockholders' Equity (Deficit)
(Continued)


                                       Common Stock            Additional       Other
                                       ------------             Paid-In     Comprehensive    Accumulated
                                    Shares      Amount          Capital      Income(Loss)      Deficit
                                 ----------     ---------     -----------    ----------      ------------
Balance Forward                  73,208,947       $73,209     $23,708,990      $ 26,760      $(22,808,487)

Additional expense recorded
through granting of options/
warrants                                  -             -          48,100             -                 -

Currency translation
adjustment                                -             -               -       (20,267)                -


Net loss for the year ended
 December 31, 2000                        -             -               -             -        (1,137,414)
                                 ----------      --------     -----------      --------      ------------
Balance, December 31, 2000       73,208,947        73,209      23,757,090         6,493       (23,945,901)

Currency translation adjustment           -             -               -        (4,727)                -

Net income for the year ended
 December 31, 2001                        -             -               -             -          (674,200)
                                 ----------      --------     -----------      --------      ------------
Balance, December 31, 2001       73,208,947     $ 73,209      $23,757,090      $ 1,766      $(24,620,101)
                                 ==========     ========      ===========      =======       ============










The accompanying notes are an integral part of these consolidated financial statements.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows

                                                    For the Years Ended
                                                       December 31,
                                              2001                  2000
                                            ---------            ---------
                                                                 (Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                          $ (674,200)         $(1,137,414)
Adjustments to reconcile net income
(loss) to net cash provided
 (used) by operating activities:
Depreciation and amortization                 163,163              109,870
Impairment of goodwill                              -               25,525
Impairment of fixed assets                    681,904                    -
Loss (gain) on disposition of assets           (3,383)              46,088
Bad debt expense                                2,756                9,548
Expense on options and warrants granted             -               48,100
Debt forgiveness                               (5,500)             (42,400)
Changes in assets and liabilities:
(Increase) decrease in accounts receivable    (29,037)             (28,080)
(Increase) decrease in deposits and
prepaid expenses                                6,262                2,572
(Increase) decrease in restricted cash          2,474                1,645
Increase (decrease) in accounts payable       (32,357)             (29,078)
Increase (decrease) in accrued expenses        26,852              (36,252)
Increase (decrease) in contingent
liabilities                                   (17,000)              37,500
                                            ---------            ---------
Net Cash Provided (Used) by Operating
Activities                                    121,934             (992,376)
                                            ---------            ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Sale of fixed assets                            6,500               35,000
Purchase of fixed assets                       (3,032)             (38,751)
                                            ---------            ---------
Net Cash Provided (Used) by Investing
Activities                                      3,468               (3,751)
                                            ---------            ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on notes payable           (73,581)             (60,255)
Principal payments on related party
notes payable                                 (27,000)                   -
Cash received from notes payable                    -               53,589
Cash received from notes payable -
related                                        75,000              105,000
Issuance of common stock for cash                   -              896,480
                                            ---------            ---------
Net Cash Provided (Used) by Financing
Activities                                    (25,581)             994,814
                                            ---------            ---------
NET INCREASE (DECREASE) IN CASH                99,821               (1,313)

CASH AT BEGINNING OF PERIOD                    42,964               44,277
                                            ---------            ---------
CASH AT END OF PERIOD                      $  142,785           $   42,964
                                            =========            =========

The accompanying notes are an integral part of these consolidated financial statements.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(Continued)

                                                    For the Years Ended
                                                       December 31,
                                              2001                  2000
                                            ---------            ---------
                                                                 (Restated)
SUPPLEMENTAL CASH FLOW INFORMATION

CASH PAID FOR:
Interest                                   $   36,756           $   30,328
Income taxes                               $        -           $        -

NON-CASH FINANCING ACTIVITIES:
Stock issued in lieu of debt and in
acquisition of the remaining 50% of
ROP North America, Inc.                    $        -           $1,709,209


















The accompanying notes are an integral part of these consolidated financial statements.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000


NOTE 1 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Organization

The consolidated financial statements presented are those of Industrial Ecosystems, Inc.(IEI) and its wholly-owned subsidiaries, Environmental Protection Company (EPC), I.E.I. Canada, Inc. (IEI Canada), 1297833 Ontario, Ltd. (Ontario), 1303873 Ontario, Ltd. (1303873) and ROP North America, Inc.
(ROP). Collectively, they are referred to herein as the "Company". IEI was incorporated in January, 1994 through the acquisition of Agri World Development Corp., a dormant public company. Agri World Development Corp. later changed its name to Industrial Ecosystems, Inc. IEI is principally a holding company but pays operating expenses for the bioremediation business.

In March 1994, IEI acquired 100% of EPC in exchange for 7,017,300 shares of its outstanding common stock. At the time of this acquisition, IEI was essentially inactive. Also, the exchange of IEI's common stock for the common stock of EPC resulted in the former stockholders of EPC obtaining control of IEI. Accordingly, EPC became the continuing entity for accounting purposes, and the transaction was accounted for as a recapitalization of EPC with no adjustment to the basis of EPC's assets acquired or liabilities assumed. For legal purposes, IEI was the surviving entity. EPC is in the bioremediation business and operates principally in New Mexico.

Effective June 30, 1994, IEI, through its wholly-owned subsidiary, IEI Canada, Inc. (a Canadian Corporation) acquired 100% of I.T.E. Ecosystems, Inc., Amlin Grain Roasting, Inc. and a minority interest in N-Viro Systems Canada, Inc. The operations of I.T.E. Ecosystems, Inc. and Amlin Grain Roasting, Inc. were discontinued during 1994. In September 1994, IEI incorporated three wholly-owned subsidiaries called RFP Management & Development Corp., ROP Management & Development Corp. and IEI Canada, Inc. In December of 1996, IEI incorporated a separate wholly-owned subsidiary called ROP Liquid Feed Corp. In March 1998, IEI created an entity (merger company) for the purpose of merging IEI Canada, Inc., ROP Liquid Feed Corp., ROP Management & Development Corp. and RFP Management & Development Corp. into that entity. At the same time, the merger company was merged into a new entity named IEI Canada, Inc. The assets and certain liabilities of all of these companies were assumed by ROP North America, LLC, a joint venture company formed in March, 1998 (see Note 6), and the companies operations were discontinued. The assets and liabilities were transferred to the joint venture at the related companies' book value.

During 1998, IEI Canada, Inc. incorporated two separate wholly-owned subsidiaries called 1297833 Ontario, Ltd. and 1303873 Ontario, Ltd. 1297833 Ontario, Ltd. was organized to be in the bioremediation business. Neither 1297833 Ontario, Ltd. or 1303873 Ontario, Ltd. have had operations.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000


NOTE 1 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

a.  Organization (continued)

On June 30, 2000, the Company acquired the remaining 50% interest in ROP North America, Inc. through a series of transactions by issuing 18,699,930 shares of its outstanding common stock valued at $1,682,994. This 50% interest was recorded as a purchase on June 30, 2000 (see Note 6). ROP North America, Inc. is a 100% owned subsidiary at June 30, 2000. Since the transaction was accounted for as a purchase at June 30, 2000, the consolidated statement of operations for the year ended December 31, 2000 only includes the operations of the subsidiary for the six months ended December 31, 2000.

b.  Accounting Methods

The Company's consolidated financial statements are prepared using the accrual method of accounting. The Company has elected a December 31, year end.

c.  Cash and Cash Equivalents

Cash equivalents include short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

d.  Basic Earnings (Loss) Per Share

The computations of basic earnings (loss) per share of common stock are based on the weighted average number of common shares outstanding during the period of the consolidated financial statements. Common stock equivalents, consisting of stock options, warrants and the IEI Canada Inc. class A-special shares, have not been included in the calculation as their effect is antidilutive for the periods presented.

                                                    December
                                                2001        2000
                                             ----------   ----------
                                                          (Restated)
Numerator - income (loss)                   $  (674,200) $(1,137,414)

Denominator - weighted average number of
  shares outstanding                         73,208,947   54,549,447
                                             ----------   ----------
Income (loss) per share                     $     (0.01) $     (0.02)
                                             ==========   ==========

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000


NOTE 1 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e.  Newly Issued Accounting Pronouncements

SFAS No.'s 141 and 142   In June 2001, the Financial Accounting Standards
Board (FASB) adopted Statement of Financial Accounting Standards SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 is effective as to any business combination occurring after June 30, 2001 and certain transition provisions that affect accounting for business combinations prior to June 30, 2001 are effective as of the date that SFAS No. 142 is applied in its entirety, which will be January 1, 2002 for the Company. SFAS No. 142 is effective, generally, in fiscal years beginning after December 15, 2001, which will be the fiscal year ending December 31, 2002 for the Company.

SFAS No. 141 provides standards for accounting for business combinations. Among other things, it requires that only the purchase method of accounting be used and that certain intangible assets acquired in a business combination (i.e. those that result from contractual or other legal rights or are separable) be recorded as an asset apart from goodwill. The transition provisions require that an assessment be made of previous business combinations and, if appropriate, reclassifications be made to or from goodwill to adjust the recording of intangible assets such that the criteria for recording intangible assets apart from goodwill is applied to the previous business combinations.

SFAS No. 142 provides, among other things, that goodwill and intangible assets with indeterminate lives shall not be amortized. Goodwill shall be assigned to a reporting unit and annually assessed for impairment. Intangible assets with determinate lives shall be amortized over their estimated useful lives, with the useful lives reassessed continuously, and shall be assessed for impairment under the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." Goodwill is also assessed for impairment on an interim basis when events and circumstances warrant. Upon adoption of SFAS No. 142, the Company will assess whether an impairment loss should be recognized and measured by comparing the fair value of the "reporting unit" to the carrying value, including goodwill. If the carrying value exceeds fair value, then the Company will compare the implied fair value of the goodwill (as defined in SFAS No. 142) to the carrying amount of the goodwill. If the carrying amount of the goodwill exceeds the implied fair value, then the goodwill will be adjusted to the implied fair value.

While the Company has not completed the process of determining the effect of these new accounting pronouncements on its consolidated financial statements, the Company currently expects that there will be no reclassification in connection with the transition provisions of SFAS No. 141 based on clarifications of the transition provisions issued by the FASB in October 2001. Accordingly, the Company expects that, after implementation of SFAS No. 142, all intangible assets will be amortizable and any goodwill will not be amortizable.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000


NOTE 1 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e.  Newly Issued Accounting Pronouncements (Continued)

SFAS No. 143 - On August 16, 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which is effective for fiscal years beginning after June 15, 2002. It requires that obligations associated with the retirement of a tangible long-lived asset be recorded as a liability when those obligations are incurred, with the amount of the liability initially measured at fair value. Upon initially recognizing a liability for an accrued retirement obligation, an entity must capitalize the cost by recognizing an increase in the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement. While the Company has not completed the process of determining the effect of this new accounting pronouncement on its consolidated financial statements, the Company currently expects that the effect of SFAS No. 143 on the Company's consolidated financial statements, when it becomes effective, will not be significant.

SFAS No. 144   On October 3, 2001, the Financial Accounting Standards Board
issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" which is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively. SFAS 144 supercedes SFAS Statement No. 121 (FAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS 144 applies to all long-lived assets (including discontinued operations) and consequently amends Accounting Principles Board Opinion No. 30 (APB 30), "Reporting Results of Operations - Reporting the Effects of Disposal of a Segment of a Business."

SFAS 144 develops one accounting model (based on the model in SFAS 121) for long-lived assets that are to be disposed of by sale, as well as addresses the principal implementation issues. SFAS 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. That requirement eliminates the requirement of APB 30 that discontinued operations be measured at net realizable value or that entities include under "discontinued operations" in the financial statements amounts for operating losses that have not yet occurred. Additionally, SFAS 144 expands the scope of discontinued operations to include all components of an entity with operations that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction.

While the Company has not completed the process of determining the effect of this new accounting pronouncement on its consolidated financial statements, the Company currently expects that the effect of SFAS No. 144 on the Company's consolidated financial statements, when it becomes effective, will not be significant.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000


NOTE 1 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

f.  Property and Equipment

Property and equipment is recorded at cost. Major additions and improvement are capitalized. The cost and related accumulated depreciation of equipment retired or sold are removed from the accounts and any differences between the undepreciated amount and the proceeds from the sale are recorded as gain or loss on sale of equipment. Depreciation is computed using the straight-line method over the estimated useful life of the assets as follows:

Description                  Estimated Useful Life
-----------                  ---------------------
Furniture and fixtures           3 to 7 years
Machinery and equipment          5 to 7 years
Computers                        5 years
Vehicles                         5 years
Leasehold improvements           15 years
Buildings                        15 years


g.  Restricted Cash

The Company holds a certificate of deposit with a Canadian bank in the amount of $39,187 as of December 31, 2001, which is being used as security and collateral on a demand note with the same bank. The cash cannot be withdrawn from the CD until after the demand note is paid in full.

h.  Accounts Receivable

Accounts receivable are shown net of an allowance for doubtful accounts of $11,478 as of December 31, 2001.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

i.  Provision For Taxes

At December 31, 2001, the Company had an accumulated deficit of $24,620,101 which includes net operating loss carryforwards that may be offset against future taxable income through 2020. No tax benefit has been reported in the consolidated financial statements as the Company believes there is a 50% or greater chance the net operating loss carryforwards will expire unused. Accordingly, the potential tax benefits of the net operating loss carryforwards are offset by a valuation allowance of the same amount.

The income tax benefit differs from the amount computed at federal statutory rates of approximately 38% as follows:
                                             For the Years Ended
                                                 December 31,
                                             2001          2000
                                          ----------    ----------
                                                        (Restated)

Income tax benefit at statutory rate     $   256,196   $   432,000
Change in valuation allowance               (256,196)     (432,000)
                                          ----------    ----------
                                         $         -   $         -
                                          ==========    ==========

Deferred tax assets (liabilities) are comprised of the following:

                                             For the Years Ended
                                                 December 31,
                                             2001          2000
                                          ----------    ----------
Income tax benefit at statutory rate     $ 1,267,665   $ 1,011,469
Change in valuation allowance             (1,267,665)   (1,011,469)
                                          ----------    ----------
                                         $         -   $         -
                                          ==========    ==========

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

j.  Principles of Consolidation

The consolidated financial statements include those of Industrial Ecosystems, Inc. and its wholly-owned subsidiaries.

All material intercompany accounts and transactions have been eliminated.

k.  Statement of Cash Flows

The Company's foreign subsidiaries use the local currency as its functional currency. Accordingly, assets and liabilities are translated at year-end exchange rates, and operating statement items are translated at average exchange rates prevailing during the year. The

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000

NOTE 1 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

k.  Statement of Cash Flows (Continued)

resultant cumulative translation adjustments to the assets and liabilities are recorded as a separate component of stockholders' equity. Exchange rate adjustments resulting from foreign currency transactions are included in the determination of net income (loss).

In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," cash flows from the Company's foreign subsidiaries are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the consolidated statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

l.  Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

m.  Advertising

The Company follows the policy of charging the costs of advertising to expense as incurred.

n.  Revenue Recognition

Revenue is recognized as billings are submitted to the customer for the bioremediation process. Billings are submitted once the jobs are substantially completed.

o.  Stock Options and Warrants

The Company applies Accounting Principles Board ("APB") 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for all stock option plans. Under APB 25, compensation cost is recognized for stock options and warrants granted to employees when the option/warrant price is less than the market price of the underlying common stock on the date of grant.

FASB Statement 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123"), requires the Company to provide proforma information regarding net income and net income per share as if compensation costs for the Company's stock option plans and other stock awards had been determined in accordance with the fair value based method prescribed in SFAS No. 123. The Company estimates the fair value of each stock award at the grant date by using the Black-Scholes option pricing model using the following assumptions. The U.S. Treasury rate for the period equal to the expected life of the options was used as the risk-free interest rate. The expected life of the options/warrants is one and seven years. The volatility used was 1.416% based upon the historical price per share of shares sold. There are no expected dividends.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000

NOTE 1 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

o.  Stock Options and Warrants (Continued)

Under the accounting provisions of SFAS No. 123, the Company's net income
(loss) for the years ended December 31, 2001 and 2000 would have changed from the reported net income (loss) as follows:

2000                              Proforma       As Reported
----                             ----------      -----------
Net loss                        $(1,137,414)    $ (1,137,414)
Loss per common share
     Basic                            (0.02)           (0.02)
     Diluted                          (0.02)           (0.02)


2001                              Proforma       As Reported
----                             ----------      -----------
Net loss                        $  (681,090)    $   (674,200)
Income per common share
     Basic                            (0.01)           (0.01)
     Diluted                          (0.01)           (0.01)

p.  Concentration of Risks

During the ears ended December 31, 2001 and 2000, one customer accounted for 95% and 93% of sales, respectively, additionally this customer accounted for 100% of accounts receivable at December 31, 2001.

NOTE 2 -PROPERTY AND EQUIPMENT

Property and equipment consists of the following:
                                      December 31,
                                         2001
                                      ------------
Furniture and fixtures               $      27,931
Machinery and equipment                    371,253
Computers                                   14,875
Vehicles                                    49,923
Leasehold improvements                      11,671
Buildings                                   14,905
Land                                        31,561
                                      ------------
                                           522,119
Accumulated depreciation                  (461,366)
                                      ------------
Net property and equipment           $      60,753
                                      ============

Depreciation expense for the years ended December 31, 2001 and 2000 was $163,163 and $109,870, respectively. Additionally, for the year ended December 31, 2001, the company recognized a loss on impairment of assets of $681,904 for assets no longer in use.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000


NOTE 3 -ACCRUED EXPENSES

Accrued expenses as of December 31, 2001 consist primarily of accrued interest and unpaid payroll taxes, unemployment taxes, and other taxes due both the federal and state taxing authorities. The Company has been delinquent on filing these tax forms in the past but was current in its filing during 2001. Reasonable interest and penalties have also been accrued as of December 31, 2001.

The following summarizes accrued expenses as of December 31, 2001:

Accrued payroll taxes, penalties and interest         $   224,438
Accrued interest                                            4,742
Accrued wages                                              11,245
Accrued vacation                                           13,557
Other                                                       4,889
                                                       ----------
Total                                                 $   258,871
                                                       ==========

NOTE 4 -NOTES PAYABLE

Notes payable consisted of the following:
                                                                 December 31,
                                                                     2001
                                                                 ------------
Note payable to a finance company, interest at 11.08% per
  annum, principal and interest of $1,552 due monthly, matures
 in May 2002, unsecured.                                        $       7,550

SBA note payable to a bank, interest at prime +3% per
 annum, requires monthly payments of $1,633 plus interest,
 matures in December 2005, secured by machinery,
 equipment and certificate of deposit.                                 83,273
                                                                 ------------
Total Notes Payable                                                    90,823

Less: Current Portion                                                 (32,042)
                                                                 ------------
Long-Term Notes Payable                                         $      58,781
                                                                 ============

The aggregate principal maturities of notes payable are as follows:

 Year Ended December 31,       Amount
 -----------------------     ----------
      2002                  $    32,042
      2003                       19,594
      2004                       19,594
      2005                       19,593
      2006                            -
      2007 and thereafter             -
                             ----------
      Total                 $    90,823
                             ==========

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000

NOTE 5 -NOTE PAYABLE - RELATED PARTY

During the year ended December 31, 1999, the Company obtained a line-of-credit with a related party for up to $750,000 at 6% interest per annum. Withdrawals from the line-of-credit were authorized by an independent credit committee on
a case-by-case basis.   On June 30, 2000, the Company acquired the remaining
interest in the joint venture and as part of the transaction, 6,235,402 shares were issued in lieu of the $750,000 (see Note 6).

During the year ended December 31, 2000, an affiliate loaned the Company $105,000 under a line of credit note with interest accruing at 12.0%. An additional $75,000 was loaned to the Company during 2001 by the same related party at 15% interest. Payments of $27,000 were also made to the related party during 2001. The amount is secured by a security agreement in certain fixed assets of the Company. The amount is payable on demand.

NOTE 6 -INVESTMENT IN JOINT VENTURE

During March, 1998, IEI Canada, Inc., a wholly-owned subsidiary of IEI, entered into a joint venture agreement with JFJ Ecosystems, Inc.(JFJ) to form ROP North America, LLC (the JV). The JV created a wholly-owned subsidiary called ROP North America, Inc. (an Ontario Corporation) which became the operating entity. As of December 31, 1999, IEI Canada, Inc. had a 50% equity interest in the JV but did not have management control. Therefore, at December 31, 1999, the investment was being recorded under the equity method of accounting. The Company had the right to acquire the remaining 50% interest in the JV on or prior to December 31, 2000 conditional on meeting certain requirements established in the agreement between the Company and JFJ Ecosystems, Inc. On June 30, 2000, the Company signed an Agreement of Merger to acquire the remaining 50% ownership of the JV.

On June 30, 2000, the Company issued a total of 18,699,930 shares of its outstanding common stock in lieu of debt and to acquire JFJ's 50% interest in the joint venture through a series of transactions as follows:

1.10,392,337 shares issued to acquire JFJ's 50% membership interest in the joint venture and the resulting wholly-owned subsidiary was merged into the Company.

2.6,715,071 shares issued to JFJ in lieu of the outstanding line-of-credit due of $750,000 plus interest, plus an additional $57,695 that was owed to JFJ by the joint venture (see Note 5).

3.1,592,522 shares issued in lieu of debt owed by the joint venture to an affiliate of the Company and a principal of JFJ of $191,550 in principal and interest.

4.JFJ also received options to acquire and additional 2,261,334 shares of the Company's common stock at an exercise price of $0.09 per share (see Note 9). These options were valued at $26,215 resulting in additional goodwill through the acquisition.

As part of the transaction, ROP North America, LLC was dissolved leaving ROP North America, Inc. as the surviving operating entity. In addition, IEI Canada, Inc. transferred its ownership interest in ROP North America, Inc. to the parent company, IEI.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000

NOTE 6 -INVESTMENT IN JOINT VENTURE (Continued)

Therefore, at June 30, 2000, ROP North America, Inc. became a wholly-owned subsidiary of IEI.

As part of the transaction, goodwill of $25,525 was recorded which consisted of the excess of the purchase price over the fair value of net tangible assets of the purchased subsidiary. For the year ended December 31, 2000, an impairment loss on goodwill of $25,525 was recorded since the Company was unable to determine the present value of the future cash flows of the purchased subsidiary.

ROP North America, Inc. was established to transform organic by-product from commercial waste streams into livestock feed. This process is accomplished in part, through a liquid feed system. ROP North America, Inc. also raises approximately 15,000 hogs under contract. In addition, the hog farm is a beta-site for the liquid feed products.

Pro Forma Results for the ROP North America Acquisition

The following unaudited pro forma data is presented to show pro forma revenues, net loss before extraordinary item, extraordinary item, net loss and basic net loss per share for the year ended December 31, 2000 as if the acquisition, which was effective July 1, 2000 had occurred on January 1, 2000 in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations":

2000                                   Proforma      As Reported
----                                  ----------     -----------
Revenue                              $   418,282    $    296,935
Net loss before extraordinary item    (1,269,018)     (1,179,814)
Net loss                              (1,226,618)     (1,137,414)
Loss per common share
     Basic                                 (0.02)          (0.02)
     Diluted                               (0.02)          (0.02)

NOTE 7 -COMMITMENTS AND CONTINGENCIES

The Company has reserved and recorded contingent liabilities to individuals who claim they are still owed certain amounts although the Company issued shares of common stock in payment of the debts. The Company has recorded contingent liabilities at December 31, 2001 of $554,936. During the year ended December 31, 2000, $42,400 of contingent liabilities were settled through a full release by the respective creditors. During the year ended December 31, 2001, a contingent liability totaling $22,500 was settled for a total of $17,000. Corresponding income from the debt forgiveness was recorded by the Company for the years ended December 31, 2001 and 2000. Additional contingent liabilities totaling $37,500 were recorded during the year ended December 31, 2000. It is currently uncertain as to whether or not the remaining amounts will be paid in the future and management of the Company intends on vigorously contesting any claim that is made. It is reasonably possible, however, that the Company will have to pay the amounts and to be conservative, management has recorded these debts as contingent liabilities.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000


NOTE 7 -COMMITMENTS AND CONTINGENCIES (Continued)

The Company is also involved in litigation with Middlemarch Farms, Ltd. (Middlemarch), a Canadian company, whereby Middlemarch is claiming a security interest in certain property transferred to the joint venture during March 1998. Middlemarch is claiming that there is an outstanding balance due of $230,300 plus interest. The property subject to the security interest is comprised of the assets and liabilities which were transferred to the joint venture in March 1998.

The Company claims that the amount has been paid but has recorded a contingent liability for the claimed amount (included in contingent liabilities of $554,936 at December 31, 2001). If Middlemarch proceeds with its claim, the Company may be involved in litigation with regard to the circumstances surrounding the creation of the claimed interest and the payment of the debt. Management is currently working on settlement arrangements but finalization awaits agreement of certain third parties. Until that occurs, the Company has included the full amount as a contingent liabiliity at December 31, 2001.

On March 17, 1999, the Company received a letter from Canadian counsel threatening litigation on behalf of Diamond Measure, Inc., a Canadian corporation with which the Company engaged in discussions about a possible acquisition during 1994. The Company claims that negotiations were never consummated, and no contract was ever signed. On August 6, 1999, the Company's Canadian counsel was served with a statement of Claim filed in the Superior Court of Justice in Windsor Ontario on August 4, 1999, by Diamond Measure, Inc. and Ronald McGuire, against the Company. The claim is for a total of $1.5 million dollars Canadian for breach of contract and detrimental reliance, $1 million to Diamond Measure, Inc., and $500,000 to Ronald McGuire. The Company claims no agreement was ever reached and no written contract was signed. The Company believes that the action is without merit.

NOTE 8 -CLASS A-SPECIAL SHARES

During 1997, the Company issued 2,163,917 shares of common stock in exchange for the conversion of 2,163,917 shares of class A-special shares of IEI Canada, Inc., a wholly-owned subsidiary of the Company (by virtue of voting rights and common stock shares). The class A-special shares were originally issued in connection with a Global Share Purchase Agreement during 1994. Each of the original shareholders of the class A-special shares received a warrant permitting the exchange of the shares for an equal number of shares of the Company at any time until 2015. A total of 4,000,000 class A-special shares were originally issued.

During the year ended December 31, 1999, the Company issued 222,752 shares of its outstanding common stock to convert a total of 283,841 of the class A-special shares. At December 31, 2001, 40,549 class A-special shares remain outstanding that are convertible at the holders option into 31,822 shares of the Company's common stock. These shares have been included in additional paid-in capital of the Company until they are converted into IEI shares.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000

NOTE 9 -STOCK OPTIONS

A summary of the status of the Company's stock options as of December 31, 2001 and changes during the year ending December 31, 2001 are presented below:

                                                         Weighted
                                                          Average
                                                          Exercise
                                              Options      Price
                                           -----------   -----------
Outstanding, December 31, 2000               7,375,001   $      0.20
Granted                                        500,000          0.01
Expired/Canceled                                     -             -
Exercised                                            -             -
                                           -----------   -----------
Outstanding, December 31, 2001               7,875,001   $      0.19
                                           ===========   ===========
Exercisable, December 31, 2001               7,875,001   $      0.19
                                           ===========   ===========

On July 23, 1997, the Board of Directors agreed to issue an option to purchase 166,667 (post-split) shares of common stock at an exercise price of $0.15 per share to an entity that provided a loan to the Company. These options expire on July 23, 2002. At the time the options were granted, the exercise price was equal to, or greater than, the prior 10-day average trading price of the Company's shares.

On March 13, 1998, the Board of Directors agreed to issue options to various individuals who have provided and may continue to provide consulting and other services to the Company. Stock options for a total of 4,131,000 (post-split) shares of common stock were granted at an exercise price of $0.225 per share. At the time the options were granted, the exercise price was equal to, or greater than, the prior 10-day average trading price of the Company's shares. 591,000 of these options will expire if not exercised by March 13, 2003. The remaining 3,540,000 options are "cashless" options and will expire if not exercised by March 13, 2005. During the year ended December 31, 2000, a total of 484,000 of the options were exercised for $106,480. No options were exercised during 2001.

In May 1999, the Board of Directors of the Company agreed to issue 225,000 options, exercisable at $1.00 per share and expiring on May 31, 2003, to an unaffiliated third party in settlement of an outstanding lease obligation for one of its Canadian subsidiaries. The exercise price for the options was determined by negotiations between the parties.

In April 1999, the Company issued 720,000 options exercisable at $0.16 per share and expiring on April 30, 2004. In June 1999, the Company issued an additional 400,000 options exercisable at $0.20 per share and expiring on June 3, 2004. In July 1999, the Company issued an additional 100,000 options exercisable at $0.21 per share and expiring on July 28, 2004. In December 1999, the Company issued an additional 80,000 options exercisable at $0.06 per share and expiring on December 1, 2004. The 720,000 options, the 400,000 options, the 100,000 options and the 80,000 options were issued pursuant to the Company's 1999 Stock Option and Award Plan and the exercise price of the

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000

NOTE 9 -STOCK OPTIONS (Continued)

respective options is equal to or greater than the prior 10-day average trading price of the Company's shares. During the year ended December 31, 2000, 75,000 of the options were exercised at $0.16 per share for $12,000 and 150,000 of the options were cancelled. In August 2000, the Company granted 200,000 options to a consultant exercisable at $0.055 per share until August 21, 2005. These options were exercised during 2000 for $11,000. In October 2000, the Company granted 1,200,000 options exercisable at $0.05 per share until October 24, 2001. These options were exercised during 2000 for $60,000.

On June 30, 2000, pursuant to the acquisition agreement with JFJ Ecosystems, Inc., the Company issued 2,261,334 options to JFJ exercisable at $0.09 per share and expiring on June 30, 2005 (see Note 6). The exercise price of the options is equal to or greater than the prior 10-day average trading price of the Company's shares.

Additional expense of $12,501 was recorded during the year ended December 31, 2000 pursuant to the Black-Scholes calculation pertaining to the fair value of the options granted during the year.

On November 12, 2001, the Company granted an employee 500,000 stock options to purchase shares of common stock at $0.015 per share, exercisable for five years.

NOTE 10 -STOCK WARRANTS

A summary of the status of the Company's stock warrants as of December 31, 2001 and changes during the year ending December 31, 2001 are presented below:

                                                        Weighted
                                                        Average
                                                        Exercise
                                            Warrants     Price
                                           ----------   ----------
Outstanding, December 31, 2000              9,675,000   $     0.39
Granted                                             -            -
Expired/Canceled                           (7,800,000)        0.31
Exercised                                           -            -
                                           ----------   ----------
Outstanding, December 31, 2001              1,875,000   $    0.075
                                           ==========   ==========
Exercisable, December 31, 2001              1,875,000   $    0.075
                                           ==========   ==========

Pursuant to certain stock issuances for cash during the year ended December 31, 1999, the Company issued a total of 4,500,000 warrants to a related party to purchase shares of common stock. The warrants were exercisable in blocks at prices ranging from $0.07 to $0.19 per share and expired on November 3, 2000.

Pursuant to certain stock issuances for cash during the year ended December 31, 2000, the Company issued a total of 9,675,000 warrants to purchase shares of common stock. The warrants are exercisable in blocks at prices ranging from $0.07 to $1.00 per share.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements
December 31, 2001 and 2000

NOTE 10 -STOCK WARRANTS (Continued)

Additional expense of $35,599 was recorded during the year ended December 31, 2000 pursuant to the Black-Scholes calculation pertaining to the fair value of the warrants granted during the year.

NOTE 11 -GOING CONCERN

The Company's consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has historically incurred significant losses which have resulted in an accumulated deficit of $24,620,101 at December 31, 2001, a working capital deficit and limited internal financial resources. These factors combined, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty. The Company has began to effect measures to reduce cash outflows and increase working capital through the issuance of additional shares of common stock for cash, services and conversion of debt. The Company has implemented a cash flow plan and has developed an overall strategy and certain financing options to meet its ongoing needs. Management of the Company believes that revenues will increase substantially during 2002 sufficient enough to cover the costs. It is the intent of management to rely upon additional equity financing if required to sustain operations until revenues are adequate to cover the costs.

NOTE 12 -PRIOR PERIOD ADJUSTMENT

The Company has restated its financial statements to reflect adjustments related to accrued interest. Subsequent to the original issuance of the December 31, 2000 consolidated financial statements, the Company determined that accrued interest had been overstated by $90,000 resulting in the overstatement of the Company's net loss for the year ended December 31, 2000 by $90,000. Correction of this error had the following effect to the December 31, 2000 statements:

                               Originally         As
                                Reported       Restated       Difference
                              ------------    ------------    ----------
Net loss                     $  (1,227,414)  $  (1,137,414)  $    90,000
Accumulated deficit            (24,035,901)    (23,945,901)       90,000
Loss per share               $       (0.02)  $       (0.02)  $         -

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

ASSETS

                                                   March 31,    December 31,
                                                      2002          2001
                                                 ------------   ------------
                                           (Unaudited)
CURRENT ASSETS

 Cash                                           $      30,725  $     142,785
 Accounts receivable, net                              46,269         77,321
 Prepaid expenses                                      12,012         12,012
                                                 ------------   ------------
   Total Current Assets                                89,006        232,118
                                                 ------------   ------------
PROPERTY AND EQUIPMENT (Net)                           88,756         60,753
                                                 ------------   ------------
OTHER ASSETS

 Restricted cash                                       39,219         39,187
                                                 ------------   ------------
   Total Other Assets                                  39,219         39,187
                                                 ------------   ------------
TOTAL ASSETS                                    $     216,981  $     332,058
                                                 ============   ============



















The accompanying notes are an integral part these consolidated financial statements.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Continued)


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                                                   March 31,    December 31,
                                                     2002           2001
                                                 ------------   ------------
                                                  (Unaudited)
CURRENT LIABILITIES

 Accounts payable                               $      59,983  $      62,464
 Accrued expenses                                     245,648        258,871
 Notes payable, related party                         153,000        153,000
 Notes payable, current portion                        44,708         32,042
                                                 ------------   ------------
   Total Current Liabilities                          503,339        506,377
                                                 ------------   ------------
LONG-TERM DEBT

 Notes payable                                         58,828         58,781
                                                 ------------   ------------
   Total Long-Term Debt                                58,828         58,781
                                                 ------------   ------------
   Total Liabilities                                  562,167        565,158
                                                 ------------   ------------
COMMITMENTS AND CONTINGENCIES                         542,290        554,936
                                                 ------------   ------------
STOCKHOLDERS' EQUITY (DEFICIT)

 Common stock; 100,000,000 shares authorized of
  $0.001 par value, 73,208,947 shares issued
  and outstanding                                      73,209         73,209
 Class A-special shares; 4,000,000 authorized of
  no par value, 40,549 shares issued and
  outstanding                                               -              -
 Additional paid-in capital                        23,757,090     23,757,090
 Other comprehensive income (loss)                      2,686          1,766
 Accumulated deficit                              (24,720,461)   (24,620,101)
                                                 ------------   ------------
   Total Stockholders' Equity (Deficit)              (887,476)      (788,036)
                                                 ------------   ------------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIT)                               $     216,981  $     332,058
                                                 ============   ============







The accompanying notes are an integral part of these consolidated financial statements.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
And Other Comprehensive Income (Loss)
(Unaudited)
                                                 For the Three Months Ended
                                                           March 31
                                                      2002         2001
                                                 ------------   ------------
REVENUES                                        $      63,516  $     304,548

EXPENSES

 Direct costs                                          93,254        148,524
 General and administrative                            68,392         65,505
 Depreciation and amortization                          1,492         43,074
                                                 ------------   ------------
   Total Expenses                                     163,138        257,103
                                                 ------------   ------------
   Income (Loss) from Operations                      (99,622)        47,445
                                                 ------------   ------------
OTHER INCOME (EXPENSE)

 Interest expense                                      (5,738)       (18,083)
 Gain on sale of fixed assets                           5,000              -
                                                 ------------   ------------
   Total Other Income (Expense)                          (738)       (18,083)
                                                 ------------   ------------
INCOME (LOSS) BEFORE INCOME TAX (BENEFIT)            (100,360)        29,362
                                                 ------------   ------------
INCOME TAX EXPENSE (BENEFIT)                                -              -
                                                 ------------   ------------
NET INCOME (LOSS)                                    (100,360)        29,362
                                                 ------------   ------------
OTHER COMPREHENSIVE INCOME (LOSS)

 Income (loss) on foreign currency adjustments            920            977
                                                 ------------   ------------
NET COMPREHENSIVE INCOME (LOSS)                 $     (99,439) $      30,339
                                                 ============   ============
BASIC EARNINGS (LOSS) PER SHARE

 Net Income (Loss)                                      (0.00)          0.00
                                                 ------------   ------------
 Basic Earnings (Loss) Per Share                $       (0.00) $        0.00
                                                 ============   ============
WEIGHTED AVERAGE NUMBER OF SHARES
 OUTSTANDING                                       73,208,947     73,708,947
                                                 ============   ============





The accompanying notes are an integral part of these consolidated financial statements.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Statements of Stockholders' Equity (Deficit)



                                                                    Additional       Other
                                             Common Stock            Paid-In      Comprehensive    Accumulated
                                         Shares        Amount        Capital         Income          Deficit
                                       ----------     --------     ------------     --------     -------------
Balance, December 31, 2000             73,208,947    $  73,209    $  23,757,090    $   6,493    $  (23,945,901)

Currency translation adjustment                 -            -                -       (4,727)                -

Net loss for the year ended
 December 31, 2001                              -            -                -            -          (674,200)
                                       ----------     --------     ------------     --------     -------------
Balance, December 31, 2001             73,208,947       73,209       23,757,090        1,766       (24,620,101)

Currency translation
adjustment (Unaudited)                          -            -                -          920                 -

Net loss for the three months
ended March 31, 2002
(Unaudited)                                     -            -                -            -          (100,360)
                                       ----------     --------     ------------     --------     -------------
Balance, March 31, 2002
(Unaudited)                            73,208,947    $  73,209    $  23,757,090    $   2,686    $  (24,720,461)
                                       ==========     ========     ============     ========     =============


















The accompanying notes are an integral part of these consolidated finanial statements.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(Unaudited)
                                                 For the Three Months Ended
                                                           March 31
                                                      2002         2001
                                                 ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss)                              $    (100,360) $      29,362
 Adjustments to reconcile net income (loss)
  to net cash provided (used) by operating
  activities:
  Depreciation and amortization                         1,492         43,074
  Impairment of goodwill                                    -              -
  Gain on sale of fixed assets                         (5,000)             -
  Currency translation adjustments                     (7,865)             -
 Changes in assets and liabilities
  (Increase) decrease in accounts receivable           31,053       (164,497)
  (Increase) decrease in deposits and prepaid
   expenses                                                 -          4,437
  (Increase) decrease in restricted cash                  (32)             -
  Increase (decrease) in accounts payable              (2,482)         1,128
  Increase (decrease) in accrued expenses              (4,371)         9,578
  Increase (decrease) in contingent liabilities             -              -
                                                 ------------   ------------
   Net Cash Provided (Used) by Operating
    Activities                                        (87,565)       (76,918)
                                                 ------------   ------------
CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of fixed assets                             (29,495)
 Sale of fixed assets                                   5,000              -
                                                 ------------   ------------
   Net Cash Provided (Used) by Investing
    Activities                                        (24,495)             -
                                                 ------------   ------------
CASH FLOWS FROM FINANCING ACTIVITIES
 Principal payments on notes payable                        -        (10,364)
 Cash received from notes payable - related                 -         50,000
                                                 ------------   ------------
   Net Cash Provided (Used) by Financing
    Activities                                              -         39,636
                                                 ------------   ------------
NET (DECREASE) IN CASH                               (112,060)       (37,282)

CASH AT BEGINNING OF PERIOD                           142,785         42,964
                                                 ------------   ------------
CASH AT END OF PERIOD                           $      30,725  $       5,682
                                                 ============   ============

SUPPLEMENTAL CASH FLOW INFORMATION

CASH PAID FOR:
Interest                                        $           -  $      30,328
Income taxes                                    $           -  $           -


The accompanying notes are an integral part of these consolidated financial statements.

INDUSTRIAL ECOSYSTEMS, INC. AND SUBSIDIARIES
Notes to the Consolidated Financial Statements


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at March 31, 2002 and 2001 and for all periods presented have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2001 audited financial statements. The results of operations for the periods ended March 31, 2002 and 2001 are not necessarily indicative of the operating results for the full years.


NOTE 2 - GOING CONCERN

The Company's consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has historically incurred significant losses which have resulted in an accumulated deficit of $24,720,461 at March 31, 2002, a working capital deficit and limited internal financial resources. These factors combined, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty. The Company has begun to effect measures to reduce cash outflows and increase working capital through the issuance of additional shares of common stock for cash, services and conversion of debt. It is the intent of management to conduct a 1 for 40,000 reverse stock split to terminate the Company's Securities and Exchange Commission ("SEC") registration and reporting requirements. Doing so will reduce ongoing legal and accounting fees associated with such reporting requirements.

NOTE 3 - SUBSEQUENT EVENT

On April 18, 2002, the Company filed a preliminary information statement with the Security and Exchange Commission proposing to amend its Articles of Incorporation to conduct a 1 for 40,000 reverse stock split. The main purpose of the reverse stock split is to terminate the Company's Securities and Exchange Commission ("SEC") registration and reporting requirements in conformity with Section 12(g)(4) of the Securities and Exchange Act of 1934 (the "1934 Act"). Fractional shares resulting from the split are being purchased for fair value, $0.0175 per share. It is anticipated that the reverse stock split will take place once it has gained full approval.